Tenancy Contract Details — تفاصيل عقد الإيجار

Starting Date	07-06-2014	تاريخ البدء	Ending Date	06-06-2015	تاريخ الإنتهاء
Contract Amount	114,640.00 AED	قيمة الإيجار	Security Deposit	0.00 AED	قيمة التامين
Actual Contract Amount	114,640.00 AED	المبلغ الفعلي العقد	Annual Contract Amount	114,640.00 AED	قيمة الإيجار السنوية

Tenant — المستأجر

Tenant Name	ORBIS REAL ESTATE				اسم المستأجر
Tenant No	1170580388	رقم المستأجر			
License/Expiry	1344122 / 11-07-2013	رقم الرخصة و تاريخ الإنتهاء	License Issuer	DED-Dubai	جهة إصدار الرخصة
Tel. No			Fax No		رقم الفاكس

It needs to reflect our Trade License no which is: 693743 / 17-08-2014
1344122 – this is our initial approval number.

Leased Unit (Unit) — تفاصيل العقار (وحدة)

Building Name/No	Al Shafar Tower 1				إسم المبنى/رقم المبنى
Land Area	Al Thanyah First	المنطقة	Plot Number	31-0	رقم الأرض
Land DM No (Affection Plan)	383-254	رقم البلدية			

Property No.(s) / رقم العقار	Type / النوع	SubType / النوع الفرعي	Usage / الإستخدام	Size / المساحة	DEWA Premise No. / رقم ديوا
803	Office	Office	Commercial	133.13 (Sq.m)	383106753